AB FIXED-INCOME SHARES, INC.

AB Government Money Market Portfolio

(Class A – AEAXX; Class B – AEBXX; Class C – AECXX; Advisor Class – AEYXX; Class K – AEKXX;

Class I – AIEXX; Class 1 – AGRXX; Class AB – MYMXX; Institutional Class – GMOXX; Premium Class – GMPXX;

Select Class – GMSXX; Investor Class – GMNXX)

c/o AllianceBernstein Investor Services, Inc.

P.O. Box 786003, San Antonio, Texas 78278-6003

Toll Free: (800) 221-5672 ((877) 241-7645 with respect to Class AB, Institutional Class, Premium Class, Select Class and Investor Class shares)

STATEMENT OF ADDITIONAL INFORMATION

August 30, 2019

This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated August 30, 2019, for the AB Government Money Market Portfolio (the "Portfolio") of AB Fixed-Income Shares, Inc. (the "Fund") (the "Prospectus"). The Portfolio is not currently offering its Class R or Class Z shares. Financial statements for the Portfolio for the fiscal year ended April 30, 2019 are included in the annual report to shareholders, and are incorporated into the SAI by reference. Copies of the Prospectus and the Portfolio's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above or on the Internet at www.abfunds.com.

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The Fund is an open-end investment company. The Portfolio, a series of the Fund, is described in the Prospectus that is supplemented by this SAI. The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Portfolio's objective will be achieved. If a percentage restriction is adhered to at the time of an investment, except with respect to borrowing, a later increase or decrease in the percentage resulting from a change in the value or net assets will not constitute a violation of that restriction.

The Portfolio is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality U.S. Dollar-denominated money market securities. The Portfolio invests at least 99.5% of its total assets in cash, marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest) (“U.S. Government securities”) and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days' prior written notice to shareholders.

The Portfolio may also invest in when-issued securities and the securities of other money market funds to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Portfolio invests in securities in accordance with Securities and Exchange Commission (the "SEC") Rule 2a-7 under the 1940 Act. Accordingly, under Rule 2a-7, the Portfolio will invest in securities that at the time of investment have remaining maturities not exceeding 397 days. The Portfolio is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Portfolio's investments is limited to 60 days or less and the dollar-weighted average life of the Portfolio's investments is limited to 120 days or less. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the maturity of an adjustable rate security will be determined without regard to interest rate adjustments.

The Portfolio is also subject to minimum daily and weekly liquidity requirements. The Portfolio must hold at least 10% of its total assets in daily liquid assets as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash; direct obligations of the U.S. Government; securities that will mature, without reference to interest rate adjustments, or are subject to a demand feature that is exercisable and payable, within one business day; or amounts receivable and due unconditionally within one business day on pending sales of Portfolio securities. The Portfolio must also hold at least 30% of its total assets in weekly liquid assets, which are defined in Rule 2a-7 as cash; direct obligations of the U.S. Government; Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States that: (A) are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest, and (B) have a remaining maturity date of 60 days or less; securities that will mature, without reference to interest rate adjustments, or are subject to a demand feature that is exercisable and payable, within five

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business days; or amounts receivable and due unconditionally within five business days on pending sales of Portfolio securities.

Under Rule 2a-7, the Portfolio is permitted, but not required to, at the discretion of the Fund’s Board of Directors, under certain circumstances of impaired liquidity of the Portfolio’s investments, impose liquidity fees of up to 2% on, or suspend, redemptions for limited periods of time. The Fund’s Board of Directors has determined not to impose liquidity fees on, or suspend, redemptions.

General

The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification conditions imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

Pursuant to Rule 2a-7 as currently in effect, the Portfolio may invest only in U.S. Dollar-denominated securities that at the time of acquisition, are "Eligible Securities", as that term is defined in Rule 2a-7. A U.S. Government security is an Eligible Security. Eligible Securities also include a security that has a remaining maturity of 397 days or less that the Portfolio’s investment adviser, AllianceBernstein L.P. (the “Adviser”) (as delegate for the Board of Directors of the Fund) determines presents minimal credit risks to the Portfolio, which determination must include an analysis of the capacity of the security’s issuer or guarantor to meet its financial obligations, including, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (a) financial condition; (b) sources of liquidity; (c) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (d) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and issuer or guarantor’s competitive position within its industry. In addition, securities issued by other registered money market funds are Eligible Securities.

Portfolio Policies

Except as otherwise provided, the investment objective and policies of the Portfolio are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Board of Directors (the "Board") without a shareholder vote. However, the Portfolio will not change its investment objective without 60 days' prior written notice to shareholders.

The Portfolio invests at least 99.5% of its total assets in cash, U.S. Government securities and repurchase agreements that are collateralized fully.

The Portfolio also invests at least 80%, and normally substantially all, of its net assets in U.S. Government securities and repurchase agreements that are collateralized by U.S. Government securities. This policy may not be changed without 60 days' prior written notice to shareholders.

The Portfolio's investments may include the following:

1.       U.S. Government Securities. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal

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Financing Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury. Securities issued by the FHLMC and the FNMA were supported only by the credit of the agency or instrumentality, but since 2008 when these entities were placed in conservatorship, their securities are, in effect, supported by the full faith and credit of the U.S. Treasury. These securities are considered U.S. Government securities for the purposes of Rule 2a-7 under the 1940 Act.

2.       Repurchase agreements related to U.S. Government securities that are collateralized fully. A repurchase agreement is collateralized fully if, among other things, the collateral consists entirely of U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a week later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Adviser. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement may not be greater than 397 days as currently required by Rule 2a-7. If a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully. The Portfolio may only invest in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the U.S. Government, its agencies or instrumentalities.

Additional Investment Policies

The following investment policies supplement those set forth above for the Portfolio.

Floating and Variable Rate Obligations

The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds, that meet the definition of “government security” under Rule 2a-7. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

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Illiquid Securities

Pursuant to Rule 2a-7, the Portfolio will not invest in illiquid securities if immediately after such investment more than 5% of the Portfolio's net assets would be invested in such securities. Under Rule 2a-7, an illiquid security is one that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value attributed to it by the Portfolio.

Following the purchase of an illiquid security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of illiquid securities.

Investments in Other Investment Companies

The Portfolio may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Reverse Repurchase Agreements

While the Portfolio has no plans to do so, it may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Portfolio does not currently intend to enter into such agreements.

When-Issued Securities

The Portfolio is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its NAV. The Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.

General

While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. Net income to shareholders is aided both by the Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Portfolio's investments may decrease during periods of rising interest rates and may increase during intervals of falling rates. These changes in

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value are usually smaller for short-term debt securities, such as those in which the Portfolio invests, than for debt securities with longer maturities. In addition, if interest rates on U.S. Government securities in which the Portfolio invests remain low for an extended period of time, the Portfolio may have difficulties in providing a positive yield, paying expenses out of Portfolio assets, or maintaining a stable $1.00 NAV.

Cyber Security Risk

As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolio and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

INVESTMENT RESTRICTIONS

The Portfolio has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Portfolio's outstanding voting securities, which means the affirmative vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

As a matter of fundamental policy, the Portfolio:

1.       may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;[1]

2.       may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on

[1]This limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

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futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3.       may not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; (c) the use of repurchase agreements; or (d) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act;

4.       may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

5.       may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

6.       may not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933.

As a fundamental policy, the Portfolio is diversified under the safe harbor provisions of Rule 2a-7(d)(3)(v).

MANAGEMENT OF THE PORTFOLIO

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2019, totaling approximately $581 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

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As of June 30, 2019, the direct ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

AXA Equitable Holdings and its subsidiaries	63.7%
AllianceBernstein Holding L.P.	35.6
Unaffiliated holders	0.7
100.0%

AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, currently owns approximately 38.9% of the outstanding common stock of AXA Equitable Holdings, Inc. (“AXA Equitable”).

As of June 30, 2019, AXA Equitable owned approximately 4.2% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA Equitable, “GP”) is the general partner of both AB Holding and the Adviser. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Adviser.

Including both the general partnership and limited partnership interests in AB Holding and the Adviser, AXA Equitable and its subsidiaries have an approximate 65.2% economic interest in the Adviser as of June 30, 2019.

See “Management of the Portfolio – Investment Adviser” in the Portfolio’s Prospectus for additional information about the ownership structure of the Adviser and related matters.

Advisory Agreement and Expenses

The Adviser serves as investment manager and adviser to the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Fund's Board.

Under the Portfolio’s Amended and Restated Advisory Agreement (the “Advisory Agreement”), the Adviser furnishes advice and recommendations with respect to the Portfolio's portfolio of securities and investments, and provides persons satisfactory to the Fund's Board to serve as the Portfolio's officers. Such officers or employees may be employees of the Adviser or its affiliates.

The Adviser is, under the Portfolio’s Advisory Agreement, responsible for certain expenses incurred by the Portfolio, including, for example, office facilities, and any expenses incurred in promoting the sale of shares of the Portfolio (other than the costs of printing prospectuses of the Portfolio and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

Effective June 1, 2016, the Portfolio has contractually agreed to pay a monthly fee to the Adviser at an annualized rate of 0.20% of the Portfolio’s average daily net assets. The Adviser has contractually agreed to waive 0.10% of the management fee until August 31, 2020. The waiver agreement may be terminated or changed only with the consent of the Portfolio’s Board of Directors. Prior to June 1, 2016, the Adviser received no advisory fee from the Portfolio. For the fiscal years ended April 30, 2017, April 30, 2018 and April 30, 2019, the Adviser received from the Portfolio advisory fees of $11,711,169, $12,734,169 and $14,394,769, respectively.

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The Portfolio has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Portfolio by the Adviser, the Portfolio may employ its own personnel. The Advisory Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Portfolio. Costs currently reimbursed include the costs of the Adviser’s personnel performing certain administrative services for the Portfolio, including clerical, accounting, legal and other services (“administrative services”), and associated overhead costs, such as office space, supplies and information technology. The administrative services are provided to the Portfolio on a fully-costed basis (i.e., includes each person’s total compensation and a factor reflecting the Adviser’s total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Board. During the Portfolio's fiscal years ended April 30, 2019, April 30, 2018 and April 30, 2017 the Portfolio paid to the Adviser a total of $77,532, $100,518 and $115,400, respectively, with respect to such services.

The Advisory Agreement provides that it will continue from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on November 6-8, 2018.

Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors who are not interested persons of the Portfolio or the Adviser. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party, by vote of a majority of the outstanding voting securities of the Portfolio, by a vote of a majority of the Directors or by the Adviser and will automatically terminate in the event of assignment.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund,

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Inc., AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AB Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the “AB Fund Complex”, while all of these investment companies, except the Bernstein Fund, Inc., the Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds.”

Board of Directors Information

Certain information concerning the Fund's Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 77 (2006)

Private Investor since prior to 2014.  Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing).

Formerly, he was a director of SunEdison, Inc. (solar materials and power plants) since 2007 until July 2014.  He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships.  He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations.  He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005.  He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.

		90	Xilinx, Inc. (programmable logic semi-conductors) since 2007
Michael J. Downey,# 75 (2006)	Private Investor since prior to 2014. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014 until January 2019. From 1987	90	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
	until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.
Nancy P. Jacklin,# 71 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None
Carol C. McMullen,# 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization	90	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
	(healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.
Garry L. Moody,# 67 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

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NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
Earl D. Weiner,# 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director's Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None
INTERESTED DIRECTOR
Robert M. Keith,+ 59 (2010)	Senior Vice President of the Adviser++ and the head of AllianceBernstein Investments, Inc. ("ABI")++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business with which he had been associated since prior to 2004.	90	None

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*	The address for each of the Portfolio's independent Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Fund's Directors.
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#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
+	Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his affiliation with the Adviser.

++	The Adviser and ABI are affiliates of the Fund.

The management of the business and affairs of the Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee considers the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Board believes contributes to good governance for the Fund. In assessing diversity of experience, the Governance and Nominating Committee takes account of a candidate’s educational and professional background, but also the diversity of experience a candidate derives from race, gender, ethnicity, religion, nationality, disability, sexual orientation, or cultural background. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a

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number of non-AB funds and as Chairman of a non-AB closed-end fund; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and has served as Chair of the Governance and Nominating Committee of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as a management consultant and as a director of various private companies and non-profit organizations, as well as extensive asset management experience at a number of companies, including as an executive in the areas of portfolio management, research, and sales and marketing; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice included registered investment companies and as a director or trustee of various non-profit organizations and as Chairman or Vice Chairman of a number of them, and served as Chairman of the Governance and Nominating Committee of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is

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required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser), the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, the Adviser’s internal legal counsel, the Adviser’s Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters from the Adviser.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees—an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Board in its oversight of the Fund's accounting and financial reporting policies and practices. The Audit Committee met three times during the Fund's most recently completed fiscal year.

The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each

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Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates for nomination as Directors submitted by the Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant

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to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met seven times during the Fund's most recently-completed fiscal year.

The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND AS OF DECEMBER 31, 2018	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN THE AB FUND COMPLEX AS OF DECEMBER 31, 2018
Michael J. Downey	None	Over $100,000
Nancy P. Jacklin	None	Over $100,000
Robert M. Keith	None	None
Carol C. McMullen	None	Over $100,000
Garry L. Moody	$50,001-$100,000	Over $100,000
Marshall C. Turner, Jr.	None	Over $100,000
Earl D. Weiner	None	Over $100,000

Officer Information

Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 59	President and Chief Executive Officer	See biography above.
Raymond J. Papera, 63	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since

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NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
prior to 2014. He is also Director of Fixed Income Taxable Trading and Cash Management.
Lucas Krupa, 32	Vice President	Vice President of the Adviser,** and Money Markets Associate on the Fixed Income Cash Management Team, with which he has been associated since prior to 2014.
Emilie D. Wrapp, 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2014.
Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.
Joseph J. Mantineo, 60	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2014.
Vincent S. Noto, 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.
Phyllis J. Clarke, 58	Controller	Vice President of ABIS,** with which she has been associated since prior to 2014.

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*	The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal year ended April 30, 2019, the aggregate compensation paid to each of the Directors during calendar year 2018 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

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Name of Director	Aggregate Compensation from the Fund	Total Compensation from the AB Fund Complex, Including the Fund	Total Number of Registered Investment Companies in the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee	Total Number of Investment Funds within the AB Fund Complex, Including the Fund, as to which the Director is a Director or Trustee
Michael J. Downey	$3,215	$299,250	25	90
William H. Foulk, Jr.*	$2,396	$299,250	25	90
Nancy P. Jacklin	$3,433	$319,250	25	90
Robert M. Keith	$0	$0	25	90
Carol C. McMullen	$3,215	$299,250	25	90
Garry L. Moody	$3,652	$339,250	25	90
Marshall C. Turner, Jr.	$5,139	$480,000	25	90
Earl D. Weiner	$3,215	$299,250	25	90

*       Mr. Foulk retired as a Director effective December 31, 2018.

As of August 1, 2019, the Directors and Officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals of the Adviser, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than mutual funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

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Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Portfolio. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants

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of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolio’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolio do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE FUND

Distribution Services Agreement

The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, which has its principal offices at 1345 Avenue of the Americas, New York, New York 10105, to permit ABI to distribute the Portfolio's shares and to permit the Portfolio to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class 1 shares, Premium Class shares, Select Class shares and Investor Class shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the “Plan”).

In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit the Portfolio and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

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The Adviser may, from time to time, use its own resources to make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the “Qualified Directors”) and by a vote of the majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Plan with respect to Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, and Class 1 shares for an additional annual term at their meetings held on November 6-8, 2018 and subsequently amended the Plan at their meetings held on May 7-9, 2019 to add Premium Class shares, Select Class shares and Investor Class shares.

All material amendments to the Plan will become effective only upon approval as provided in the preceding paragraph and the Plan may not be amended in order to increase materially the costs that the Portfolio may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of the Portfolio or the class or classes of the Portfolio affected.

The Agreement may be terminated (a) by the Fund, on behalf of the Portfolio, without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate the Plan or the Agreement, any party must give the other parties 60 days' written notice, except that the Fund may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of its assignment. The Plan is of a type known as a “reimbursement plan”, which means that it reimburses the distributor for the actual costs of services rendered.

In the event that the Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class 1 shares, Premium Class shares, Select Class shares or Investor Class shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to ABI with respect to that class, and (ii) the Portfolio would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C, Class R, Class K and Class 1 shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge (“CDSC”) and distribution services fee on the Class B and Class C shares, and the distribution services fees on Class R, Class K, Class 1, Premium Class, Select Class and Investor Class shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio’s shares.

With respect to Class A shares of the Portfolio, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABI’s compensation with respect to Class B, Class C, Class R, Class K, Class 1, Premium Class, Select Class and Investor Class shares under the Plan is directly tied to the expenses incurred by ABI.

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Actual distribution expenses for Class B, Class C shares, Class R shares, Class K shares, Class 1, Premium Class, Select Class and Investor Class shares for any given year, however, will probably exceed the distribution services fee payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees subsequently payable under the Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Plan is in effect.

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 13th Floor, San Antonio, TX 78230, acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

ABIS receives a transfer agency fee per account holder of each of the Class AB, Institutional Class, Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Premium Class, Select Class and Investor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to Class B shares and Class C shares is higher than the transfer agency fee with respect to Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended April 30, 2019, the Portfolio paid ABIS $229,740 pursuant to the Transfer Agency Agreement.

Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for a shareholder holding shares through the financial intermediary. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Financial intermediaries and record-keepers, which may have affiliated financial intermediaries that sell shares of the Portfolio, may be paid by the Portfolio, the Adviser, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by the Portfolio for these services are included in “Other Expenses” under “Fees and Expenses of the Portfolio” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan record-keepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

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PURCHASE OF SHARES

The following information supplements that set forth in the Prospectus under the heading “Investing in the Portfolio”.

Class B shares are no longer offered, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Portfolio may continue to be exchanged for Class B shares of any other Fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Portfolio will continue to offer Class B shares to existing Class B shareholders. Effective November 7, 2019, all sales of Class B shares will cease and all outstanding Class B shares of the Portfolio will automatically be converted to Class A shares of the Portfolio as described in the Prospectus under “Investing in the Portfolio – How to Buy Shares.”

General

Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV. Shares of the Portfolio are available to holders of the same class of shares of other AB Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

Certain privileges and features described in this section are not available to all share classes. Please contact ABIS at (800) 221-5672 (or (877) 241-7645 with respect to Class AB, Institutional Class, Premium Class, Select Class and Investor Class shares) for more information about a specific privilege or feature and its applicability to a share class.

Frequent Purchase and Sales of Portfolio Shares

The Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. Money market funds, such as the Portfolio, are generally not subject to short-term trading strategies. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of fund shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur

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increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Portfolio ordinarily calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before the fund calculates its own share price (referred to as “time zone arbitrage”). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or subject to limited public float has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”).

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares to the extent they are detected by the procedures described below, subject to the Fund’s ability to monitor purchase, sale and exchange activity. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•	Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Portfolio shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in its analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.
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•	Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.
•	Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares

The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, the Fund reserves the right, on 60 days’ written notice to modify, restrict or terminate the exchange privilege.

A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange, as applicable, of Institutional Class, Class A, Class B, Class C, Class R, Class K, Class I, Class 1, Advisor Class, Premium Class, Select Class or Investor Class shares made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and had no control over, the decision of any financial intermediary to impose such differing requirements.

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If you are a Portfolio shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described in the Prospectus and this SAI. A transaction fee may be charged by your financial intermediary with respect to the purchase or sale of Advisor Class shares made through such financial intermediary.

In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, physical address, social security/taxpayer identification number and ownership/control information (for certain legal entities). Ownership/control information for legal entities may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of owners/controlling persons. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and are identical in all respects, except that (i) Class A, Class B and Class C shares bear the expense of their respective CDSCs, (ii) Class B, Class C and Class R shares typically each bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) Class B and Class C shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R, Class K, Class 1, Premium Class, Select Class and Investor Class shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Class C shareholders because the Class B and Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Class C shareholders will vote separately by Class. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions by Exchange

An exchange is effected through the redemption of the AB Mutual Fund shares tendered for exchange and the purchase of shares of the Portfolio at NAV. A shareholder may exchange an investment in an AB Mutual Fund for shares of the same class of the Portfolio if the Portfolio offers shares of the same class. A shareholder exchanging shares of an AB Mutual Fund must give (i) proper instructions and any necessary supporting documents as described in such Portfolio’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AB Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, which normally takes up to 10 calendar days following the purchase date. Exchanges of shares of AB Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Portfolio business day. A Portfolio business day is each weekday exclusive of days the Exchange is closed for business. Telephone requests for exchanges received before the Portfolio Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily, 4:00 p.m.,

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Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

Each Portfolio shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash

Class B shares are no longer offered, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Portfolio may continue to be exchanged for Class B shares of any other Fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Portfolio will continue to offer Class B shares to existing Class B shareholders. Effective November 7, 2019, all sales of Class B shares will cease and all outstanding Class B shares of the Portfolio will automatically be converted to Class A shares of the Portfolio as described in the Prospectus under “Investing in the Portfolio – How to Buy Shares.”

Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV (“Class A shares”), without any initial sales charge, and, as long as the shares are held for a year or more, without any CDSC (“Class C shares”), to Group Retirement Plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC (“Class R shares”), to Group Retirement Plans eligible to purchase Class K shares, without any initial sales charge or CDSC (“Class K shares”), to Group Retirement Plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC (“Class I shares”), to investors eligible to purchase Class Z shares, without any initial sales charge or CDSC (“Class Z shares”) to private clients (“Clients”) of Sanford C. Bernstein & Co. LLC (“Bernstein”) without any initial sales charge or CDSC (the “Class 1 shares”), to investors eligible to purchase Advisor Class shares without any initial or asset-based sales charge or CDSC (“Advisor Class shares”), to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts, and for the investment of cash collateral related to the AB Mutual Funds’ securities lending programs without any initial sales charge or CDSC (“Class AB shares”), to institutional investors without any initial sales charge or CDSC (“Institutional Class shares”), or to investors through financial intermediaries, such as broker-dealers or banks, approved by the Adviser or ABI without any initial sales charge or CDSC (“Premium Class shares”, “Select Class shares” and “Investor Class shares”) in each case described below. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. Shares of the Portfolio that are offered subject to a CDSC are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (“FINRA”) and have entered into selected dealer agreements with ABI (“selected dealers”), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI (“selected agents”), and (iii) ABI.

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Investors may purchase shares of the Portfolio through financial intermediaries. Sales personnel of financial intermediaries distributing the Portfolio’s shares may receive differing compensation for selling different classes of shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The Portfolio will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV, which is expected to be constant at $1.00 per share, although this is not guaranteed, next determined as described below. The applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Portfolio Closing Time. The financial intermediary is responsible for transmitting such orders by a pre-arranged time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If the financial intermediary receives the order after the Portfolio Closing Time, the price received by the investor will be based on the NAV determined as of the Portfolio Closing Time on the next business day.

Following the initial purchase for cash of Portfolio shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an Account Options Change Form, both of which may be obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts and Premium Class shares, Select Class shares and Investor Class shares, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before the Portfolio Closing Time to receive that day’s public offering price. Telephone purchase requests received after the Portfolio Closing Time are automatically placed the following Portfolio business day, and the applicable public offering price will be the public offering price determined as of the Portfolio Closing Time the following day. Full and fractional shares are credited to a shareholder’s account in the amount of his or her investment.

The NAV of the Portfolio’s shares is computed as of the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as is the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Portfolio’s portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see “Daily Dividends--Determination of Net Asset Value”.

All shares purchased are confirmed to each shareholder and are credited to his or her account at NAV. The Fund reserves the right to reject any purchase order.

Advisor Class shares of the Portfolio are offered to holders of Advisor Class shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

The Directors have determined that currently no conflict of interest exists among the classes of shares of the Portfolio. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

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Alternative Retail Purchase Arrangements

Class A and Class C Shares. Class A and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another AB Mutual Fund and other circumstances. Special purchase arrangements are available for Group Retirement Plans. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio. See “Alternative Purchase Arrangement—Group Retirement Plans and Tax-Deferred Accounts”, below. In addition, ABI will reject any order for more than $1,000,000 of Class C shares.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other AB Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another AB Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other AB Mutual Funds.

Other investors might determine, however, that it would be more advantageous to purchase Class C shares, although these classes are subject to higher continuing distribution charges and, are subject to a CDSC for a one-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares.

Class A Shares

The public offering price of Class A shares is their NAV. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Portfolio are purchased for cash and are exchanged for Class A shares of another AB Mutual Fund, the sales charge applicable to the other AB Mutual Fund will be assessed at the time of the exchange.

With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charge”.

Class B Shares

Class B shares are no longer offered, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of the Portfolio may continue to be exchanged for Class B shares of any other Fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Portfolio will continue to offer Class B shares to existing Class B shareholders.

 Eight years after the end of the calendar month in which the shareholder’s purchase order was accepted or on November 7, 2019, whichever is earlier, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales charge, fee or other

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charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares. See “Investing in the Portfolio – How to Buy Shares” in the Portfolio’s Prospectus for more information about the cessation of sales of Class B shares and conversion to Class A shares on November 7, 2019.

Class C Shares

Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Ten years after the end of the calendar month in which the shareholder’s purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature for Class B and Class C Shares

For purposes of conversion to Class A shares, Class B or Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class B or Class C shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending ten years for Class C shares after the end of the calendar month in which the shareholder’s purchase order was accepted.

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Contingent Deferred Sales Charge

Class B shares that are redeemed within four years of their cash purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain Group Retirement Plans (see “Alternative Purchase Arrangements—Group Retirement Plans and Tax-Deferred Accounts” below).

For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

Year Since Cash Purchase	Contingent Deferred Sales Charge for the Portfolio as a % of Dollar Amount Subject to Charge
First	4.0%
Second	3.0%
Third	2.0%
Fourth	1.0%
Fifth and thereafter	None

In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because they were acquired upon the reinvestment of dividends or distributions) and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the NAV at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the “Code”), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with a systematic withdrawal plan (see “Sales Charge Reduction Programs—Systematic Withdrawal Program,” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available to a Group Retirement Plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary, or trustee, but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased

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$1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or, in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares

Class R shares are available at NAV to certain Group Retirement Plans. Class R shares are also currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class R shares do not have an initial sales charge or CDSC but incur a .50% distribution services fee and thus have a higher expense ratio and pay correspondingly lower dividends than Class K shares and Class I shares.

Class R shares of the Portfolio are also offered to holders of Class R shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class K Shares

Class K shares are available at NAV to Group Retirement Plans. Class K shares are also currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus have (i) a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class K shares of the Portfolio are also offered to holders of Class K shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class I Shares

Class I shares are available at NAV to Group Retirement Plans. Class I shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Portfolio. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class I shares of the Portfolio are also offered to holders of Class I shares of other AB Mutual Funds without any sales charge at the time of purchase or redemption.

Class Z Shares

Class Z shares are available at NAV to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs,

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SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class Z shares are also available to certain institutional investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates who invest at least $2 million in the Portfolio. Class Z shares are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with the Portfolio.

Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class 1 Shares

Class 1 shares are sold only to the private clients (“Clients”) of Bernstein by Bernstein registered representatives (“Bernstein Advisors”) and to certain institutional clients of the Adviser. The minimum initial investment for Class 1 shares is $100,000.

Advisor Class Shares

Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person, (iv) by investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser’s Institutional Investment Management Division, (v) by the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates, (vi) by persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non-discretionary brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients, or (vii) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase of such shares. Officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, are not eligible on the basis solely of such status to purchase and hold Advisor Class shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolio in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.

Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, Class K or Class 1 shares.

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Class AB Shares

Class AB shares are available to other registered investment companies or collective investment trusts advised by the Adviser and other affiliated accounts, and for the investment of cash collateral related to the AB Mutual Funds’ securities lending programs.

Institutional Class Shares

Institutional Class shares are available to institutional investors. The minimum initial investment for Institutional Class shares is $20,000,000.

Premium Class Shares

Premium Class shares are available through financial intermediaries, such as broker-dealers or banks, approved by the Adviser or ABI. The minimum initial investment for Premium Class shares is $5,000,000.

Select Class Shares

Select Class shares are available through financial intermediaries, such as broker-dealers or banks, approved by the Adviser or ABI. The minimum initial investment for Select Class shares is $1,000,000.

Investor Class Shares

Investor Class shares are available through financial intermediaries, such as broker-dealers or banks, approved by the Adviser or ABI. The minimum initial investment for Investor Class shares is $100,000.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts

The AB Mutual Funds offer distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of the Portfolio. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. Class A shares are also available at NAV to Group Retirement Plans.

Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or

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AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan’s last purchase of Class C shares.

Class R Shares. Class R shares are available to certain Group Retirement Plans. Class R shares are not subject to an initial front-end sales charge or CDSC, but are subject to a .50% distribution services fee.

Class K Shares. Class K shares are available to certain Group Retirement Plans. Class K shares are not subject to an initial front-end sales charge or CDSC, but are subject to a .25% distribution services fee.

Class I Shares. Class I shares are available to certain Group Retirement Plans. Class I shares generally are not available to retail non-retirement accounts, traditional Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not subject to an initial sales charge, CDSC or a distribution services fee.

Class Z Shares. Class Z shares are available to certain Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the AllianceBernstein-sponsored programs known as the “Informed Choice” programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fees.

Choosing a Class of Shares for Group Retirement Plans

Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio’s share class eligibility criteria before determining whether to invest.

Currently, the Portfolio also makes its Class A shares available at NAV to Group Retirement Plans. Because Class K shares have no CDSC or lower Rule 12b-1 distribution services fees and Class I shares and Class Z shares have no CDSC and Rule 12b-1 distribution services fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments should weigh the following:

•	the lower Rule 12b-1 distribution services fees (0.25%) with respect to Class A shares;
•	the higher Rule 12b-1 distribution services fees (0.50%) and the absence of a CDSC with respect to Class R shares; and
•	the lower Rule 12b-1 distribution services fees (0.25%) and the absence of a CDSC with respect to Class K shares.

Because Class A and Class K shares have lower Rule 12b-1 distribution services fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

Premium, Select and Investor Class shares are generally not available to Group Retirement Plans.

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Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. This section includes important information about sales charge reduction programs available to investors in Class A shares of other AB Mutual Funds that charge an initial sales charge (“Sales Charge Funds”) into which a shareholder may exchange Class A shares of the Portfolio and describes information or records the shareholder may need to provide those Sales Charge Funds or their financial intermediary in order to be eligible for sales charge reduction programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Sales Charge Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder’s account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Sales Charge Fund (or any other AB Mutual Fund) into a single “purchase.” By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” A “purchase” means a single purchase or concurrent purchases of shares of the Sales Charge Fund or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual’s children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Sales Charge Fund or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

  -AB All Market Real Return Portfolio

  -AB Bond Inflation Strategy

  -AB FlexFeeTM International Bond Portfolio

  -AB FlexFeeTM High Yield Portfolio

  -AB Income Fund

  -AB Limited Duration High Income Portfolio

  -AB Municipal Bond Inflation Strategy

  -AB Short Duration Income Portfolio

  -AB Tax-Aware Fixed Income Portfolio

  -AB Total Return Bond Portfolio

AB Cap Fund, Inc.

  -AB All China Equity Portfolio

  -AB All Market Income Portfolio

  -AB Concentrated Growth Fund

  -AB Concentrated International Growth Portfolio

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  -AB Emerging Markets Multi-Asset Portfolio

  -AB FlexFeeTM Core Opportunities Portfolio

  -AB FlexFeeTM Emerging Markets Growth Portfolio

  -AB FlexFeeTM International Strategic Core Portfolio

  -AB FlexFeeTM Large Cap Growth Portfolio

  -AB FlexFeeTM US Thematic Portfolio

  -AB Global Core Equity Portfolio

  -AB International Strategic Core Portfolio

  -AB Multi-Manager Select Retirement Allocation Fund

  -AB Multi-Manager Select 2010 Fund

  -AB Multi-Manager Select 2015 Fund

  -AB Multi-Manager Select 2020 Fund

  -AB Multi-Manager Select 2025 Fund

  -AB Multi-Manager Select 2030 Fund

  -AB Multi-Manager Select 2035 Fund

  -AB Multi-Manager Select 2040 Fund

  -AB Multi-Manager Select 2045 Fund

  -AB Multi-Manager Select 2050 Fund

  -AB Multi-Manager Select 2055 Fund

  -AB Multi-Manager Select 2060 Fund

  -AB Select US Equity Portfolio

  -AB Select US Long/Short Portfolio

  -AB Small Cap Growth Portfolio

  -AB Small Cap Value Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

  -AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

  -AB California Portfolio

  -AB High Income Municipal Portfolio

  -AB National Portfolio

  -AB New York Portfolio

AB Municipal Income Fund II

  -AB Arizona Portfolio

  -AB Massachusetts Portfolio

  -AB Minnesota Portfolio

  -AB New Jersey Portfolio

  -AB Ohio Portfolio

  -AB Pennsylvania Portfolio

  -AB Virginia Portfolio

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

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AB Sustainable International Thematic Fund, Inc.

AB Trust

  -AB Discovery Value Fund

  -AB International Value Fund

  -AB Value Fund

AB Unconstrained Bond Fund, Inc.

The AB Portfolios

  -AB All Market Total Return Portfolio

  -AB Conservative Wealth Strategy

  -AB Growth Fund

  -AB Tax-Managed All Market Income Portfolio

  -AB Tax-Managed Wealth Appreciation Strategy

  -AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

  -Intermediate California Municipal Portfolio

  -Intermediate Diversified Municipal Portfolio

  -Intermediate Duration Portfolio

  -Intermediate New York Municipal Portfolio

  -International Portfolio

  -Short Duration Portfolio

  -Tax-Managed International Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the telephone number shown on the front cover of this SAI or on the Internet at www.abfunds.com.

Cumulative Quantity Discount (Right of Accumulation). An investor’s exchange of Class A shares of a Sales Charge Fund for Class A shares of another AB Mutual Fund qualifies for a cumulative quantity discount from any applicable sales charge. The applicable sales charge will be based on the total of:

(i)	the investor’s current purchase;
(ii)	the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and
(iii)	the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

The sales charge you pay on each exchange of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, exchanged Class A shares of the Sales Charge Fund for Class A shares of another AB Mutual Fund worth an additional $100,000, the

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applicable sales charge for the $100,000 purchase would be the rate applicable to a single $300,000 purchase of shares of the other Portfolio, rather than the higher rate applicable to a $100,000 purchase.

Letter of Intent. Class A investors of a Sales Charge Fund may also obtain the quantity discounts described under “Sales Charge Reduction Programs for Class A Shares” by means of a written Letter of Intent, which expresses the investor’s intention to invest, including through their exchange of Class A shares of the Sales Charge Fund, at least $100,000 in Class A shares of the Sales Charge Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of an AB Mutual Fund, the investor and the investor’s spouse or domestic partner each purchase shares of the Sales Charge Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of that AB Mutual Fund or any other AB Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e. the initial sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional AB Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of that AB Mutual Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of that AB Mutual Fund’s SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Sales Charge Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Sales Charge Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Sales Charge Fund at the address shown on the cover of this SAI. This privilege is not available to shareholders that purchased the Sales Charge Fund’s shares directly from the Fund without paying a sales charge rather than by exchange from another AB Mutual Fund.

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Dividend Reinvestment Program. Under the Portfolio’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Portfolio without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Portfolio shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Portfolio under the following circumstances:

(a)	the postal service is unable to deliver your checks to your address of record and the checks are returned to the Portfolio’s transfer agent as undeliverable; or
(b)	your checks remain uncashed for nine months.

Additional shares of the Portfolio will be purchased at the then current NAV. You should contact the Fund’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. For Class 1, Premium Class, Select Class and Investor Class shares, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

Shares of the Portfolio owned by a participant in the Fund’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

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Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to the Portfolio’s involuntary redemption provisions. See “Redemption and Repurchase of Shares -- General”. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, ABI may pay financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

Up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

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In the case of Class R, Class K, Class 1, Premium Class, Select Class and Investor Class shares up to 100% of the Rule 12b-1 fee applicable to Class R, Class K, Class 1, Premium Class, Select Class and Investor Class shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R, Class K, Class 1, Premium Class, Select Class and Investor Class shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

•	Rule 12b-1 fees;
•	additional distribution support;
•	defrayal of costs for educational seminars and training; and
•	payments related to providing record-keeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation. Please also refer to Appendix B—Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under “Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees,” in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

For 2019, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2018, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list”. ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

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The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Portfolio—Transfer Agency Agreement” above. These expenses paid by the Portfolio are included in “Other Expenses” under “Fees and Expenses of the Portfolio—Annual Portfolio Operating Expenses” in your Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

AIG Advisor Group

American Enterprise Investment Services

AXA Advisors

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors (ICD)

John Hancock Retirement Plan Services

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

PNC Investments

Raymond James

RBC Wealth Management

Robert W. Baird

UBS Financial Services

US Bancorp Investments

Voya Financial Partners

Waddell & Reed, Inc.

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time.

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Although the Fund may use brokers and dealers that sell shares of the Portfolio to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolio". If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those imposed below. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Certain privileges and features described in this section are not available to all share classes. Please contact ABIS at (800) 221-5672 (or (877) 241-7645 with respect to Class AB, Institutional Class, Premium Class, Select Class and Investor Class shares) for more information about a specific privilege or feature and its applicability to a share class.

Redemption

Subject only to the limitations described below, the Portfolio will redeem shares tendered to it, as described below, at a redemption price equal to their NAV, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge.

Institutional Accounts Held Directly with the Portfolio (including Class 1 shares). If your redemption request is received in proper form by the Portfolio by the Portfolio Closing Time, proceeds are normally sent the same business day.

Accounts Held through a Financial Intermediary. If your redemption request is received in proper form by your financial intermediary prior to the Portfolio Closing Time, proceeds are normally sent to the financial intermediary on the next business day after settlement of the order. If a shareholder is in doubt about what documents are required by his or her investment program or employee benefit plan, the shareholder should contact his or her financial intermediary.

Class 1 Shares. You may redeem your shares on any day the Exchange is open by sending a written request to Bernstein or your Bernstein Advisor. Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets Bernstein’s requirements (such as a commercial bank that is a member of the FDIC, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the

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guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by Bernstein in certain instances. Bernstein may waive the requirement that a redemption request must be in writing. Bernstein may request further documentation from corporations, executors, administrators, trustees or guardians. The sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions.

While not expected, payment of redemption proceeds may take up to seven days after the day the redemption request is received in proper form by the Portfolio by the Portfolio Closing Time.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

The Portfolio may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Portfolio by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. The Portfolio will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while the Portfolio conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports the Portfolio’s belief that actual or attempted financial exploitation has occurred or is occurring, the Portfolio may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Payment of the redemption price normally will be made in cash but may be made, at the option of the Portfolio, in kind. No interest will accrue on uncashed redemption checks. Redemption proceeds on Class A shares, Class B shares and Class C shares will reflect the deduction of the CDSC, if any.

To redeem shares, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

Telephone Redemption By Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 (or (877) 241-7645 with respect to Class AB, Institutional Class, Premium Class, Select Class and Investor Class shares) if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Portfolio Closing Time, on a Portfolio business day as defined above. Proceeds of telephone redemptions

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will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption By Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 (or (877) 241-7645 with respect to Class AB, Institutional Class, Premium Class, Select Class and Investor Class shares) before the Portfolio Closing Time, on a Portfolio business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemption - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or “street name” accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Redemptions Through Intermediaries. The Fund may redeem shares through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Portfolio Closing Time will be executed at the NAV determined as of the Portfolio Closing Time if received by ABI prior to a designated later time (pursuant to an operating agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder’s right to receive that day’s closing price must be settled between the shareholder and that financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Account Closure

The Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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SHAREHOLDER SERVICES

The following information supplements that set forth in your Prospectus under the heading “Investing in the Portfolio”. Certain privileges and features described in this section are not available to all share classes. Please contact ABIS at (800) 221-5672 (or (877) 241-7645 with respect to Class AB, Institutional Class, Premium Class, Select Class and Investor Class shares) for more information about a specific privilege or feature and its applicability to a share class. If you are an Advisor Class shareholder through an account established under a fee-based program or commission-based brokerage program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program

Investors may purchase Class A and Class C shares of the Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor’s bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor’s initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor’s account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are eligible to continue their program despite the $50 monthly minimum.

Exchange Privilege

You may exchange your investment in the Portfolio for shares of the same class of other AB Mutual Funds if the other AB Mutual Fund in which you wish to invest offers shares of the same class. Currently, no other AB Mutual Funds offer Class AB, Institutional Class, Premium Class, Select Class or Investor Class shares. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A, Class B, Class C, Class R, Class K, Class I, Class Z or Class 1 shares of the Portfolio for Advisor Class shares of the Portfolio or Class C shares of the Portfolio for Class A shares of the Portfolio. Exchanges of shares are made at the

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NAV next determined, including any applicable sales charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by the Portfolio Closing Time on that day.

Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B or Class C shares, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B or Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B or Class C shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 (or (877) 241-7645 with respect to Class AB, Institutional Class, Premium Class, Select Class and Investor Class shares) to exchange uncertificated shares. Except with respect to exchanges of Class A, Class B, Class C, Class R, Class K, Class I, Class Z or Class 1 shares of a Portfolio for Advisor Class shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. An investment will be subject to a sales charge upon exchange of Class A shares for the Class A shares of other AB Mutual Funds with sales charges. Exchange of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

Each Portfolio shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 (or (877) 241-7645 with respect to Class AB, Institutional Class, Premium Class, Select Class and Investor Class shares) before the Portfolio Closing Time, on the Portfolio business day as defined above. Telephone requests for exchange received before the Portfolio Closing Time, on the Portfolio business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

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A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may be legally sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ written notice to its shareholders, to modify, restrict or terminate the exchange privilege. Also see, “General” above.

Statements and Reports

Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund’s independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036. In addition, shareholders also receive a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting

A new Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the “Bank”) to draw against Class A or Class C shares of the Portfolio redeemed from the investor’s account. A Class A or Class C shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor’s account (excluding for this purpose the current month’s accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank’s customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

When a check is presented to the Bank for payment, the Bank, as the shareholder’s agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares in the shareholder’s account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked “insufficient funds”) unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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DAILY DIVIDENDS-DETERMINATION OF NET ASSET VALUE

All net income of the Portfolio is determined after the Portfolio Closing Time each Portfolio business day, (and at such other times as the Directors may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder’s account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

Net income consists of all accrued interest income on Portfolio assets less the Portfolio’s expenses applicable to that dividend period. Realized gains and losses are reflected in NAV and are not included in net income. NAV per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

Dividends paid by the Portfolio, with respect to Class AB, Institutional Class, Class A, Class B, Class C, Class R, Class K, Class I, Class Z, Class 1, Advisor Class, Premium Class, Select Class and Investor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

The valuation of the Portfolio's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include daily review of the Portfolio's portfolio holdings by the Adviser to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. The Adviser will promptly notify the Board if the deviation is greater than $0.005, and the Board will promptly consider what action should be initiated. There can be no assurance that the Fund's NAV per share will remain constant at $1.00.

The NAV of the shares of the Portfolio is determined on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and on such other days as the Directors deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating NAV even on days that the Exchange is closed in the following circumstances:

1)       The Federal Reserve System is open;

2)       The primary trading markets for the Portfolio’s portfolio investments are open; and

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3)	The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

The Portfolio's per share NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

The assets attributable to the Class AB, Institutional Class, Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares, Class Z, Class 1 shares, Advisor Class shares, Premium Class shares, Select Class shares and Investor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

TAXES

The Portfolio has qualified to date and intends to qualify in each future year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Portfolio distributes all of its net income and capital gains, the Portfolio itself should thereby avoid all Federal income and excise taxes.

For shareholders’ Federal income tax purposes, all distributions by the Portfolio out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Portfolio. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at the same preferential tax rates applicable to long-term capital gains. Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short- and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's NAV at $1.00 per share.

Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.

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PORTFOLIO TRANSACTIONS

Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio.

The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). The Fund does not consider sales of shares of the Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

The Adviser continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Portfolio to ensure consistent quality executions. This information is reported to the Adviser’s Brokerage Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Adviser periodically reviews the Portfolio’s transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis that does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

The Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended April 30, 2019, 2018 and 2017, the Portfolio incurred no brokerage commissions.

Disclosure of Portfolio Holdings

The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio

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securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.

The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. Rule 2a-7 under the 1940 Act requires the Fund to post monthly a schedule of investments as of the last day of the preceding month on the Adviser's website (www.abfunds.com). The posted information is required to include dollar-weighted average portfolio maturity and, for each security, the name of the issuer, the category of investment, the CUSIP number, the principal amount, the maturity date, coupon and yield, and amortized cost value.

The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, (i) to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, (ii) to facilitate the review of the Fund by rating agencies, (iii) for the purpose of due diligence regarding a merger or acquisition, or (iv) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings to individual or institutional investors in the Fund or to intermediaries that distribute the Fund's shares without making such information public as described herein. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The

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Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

The Fund and the Portfolio

The Portfolio is a series of AB Fixed-Income Shares, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Portfolio’s name was changed from “AB Government STIF Portfolio” to “AB Government Money Market Portfolio” on May 30, 2016. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law or in accordance with an undertaking by the Adviser to the SEC.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Portfolio’s assets, including any distributions in the event of a liquidation, and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares. Each share of the Portfolio is entitled to one vote for all purposes. Shares of each class of the Portfolio will vote together as a single class on matters, such as the election of Directors, that affect the Portfolio and each class in substantially the same manner. Each class of shares of the Portfolio votes separately with respect to matters for which separate class voting is appropriate under applicable law. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Shareholders have available certain procedures for the removal of Directors. All shares of the Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

The Portfolio has 70,000,000,000 authorized shares of beneficial interest par value $0.0005 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Portfolio, when issued, are fully paid and non-assessable. The Board is authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each class participate equally in dividends and distributions from that class, including any distributions in the event of a liquidation except that each class bears its own transfer

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agency expenses, each of Class A, Class B, Class C, Class R, Class K, Class 1, Premium Class, Select Class and Investor Class shares bears its own distribution expenses; and Class B shares and Class C shares convert to Class A shares under certain circumstances. Shares of the Portfolio are normally entitled to one vote for all purposes. Generally, shares of the Portfolio vote as a single series for the election of Directors and on any other matter affecting the Portfolio. As to matters affecting a class differently, such as approval of the Rule 12b-1 plan, each class votes separately. Shareholder meetings will be held only when required by federal or state law.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

Principal and Controlling Holders

To the knowledge of the Portfolio, the following persons owned of record or beneficially 5% or more of the noted class of outstanding shares of the Portfolio as of August 1, 2019.

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.

Name and Address	Number of Shares of Class	% of Class

Class A

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	46,376,919	11.46%

Edward D. Jones & Co. For the Benefit of Customers Attn: Terrance Spencer 12555 Manchester Rd. Saint Louis, MO 63131-3729	213,604,366	52.77%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32,575,639	8.05%

Class B

Ascensus Trust Company Dr. Daniel B. Strader Hazel T. Smith Plano, TX 75025-2482	64,770	6.42%

Ascensus Trust Company Ewbank, Inc. Daniel G. Ewbank Sand Springs, OK 74063-5071	58,737	5.82%

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Name and Address	Number of Shares of Class	% of Class

Ascensus Trust Company Theodore J. Werkeiser Christine C. Werkeiser Winter Park, FL 32789-6117	61,252	6.07%

Class C

Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1905	403,688	5.82%

JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0001	940,509	13.55%

LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	508,680	7.33%

MLPF&S For the Sole Benefit of Its Customers Attn: Fund Admin. 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246-6484	472,842	6.81%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	359,864	5.19%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	722,900	10.42%

Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	430,578	6.21%

Wells Fargo Clearing Services, LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	756,329	10.90%

Class AB

AB Arya Partners Master Fund SICAV RAIF S C SP 2-4 Rue Eugene Ruppert Luxembourg L-2453	585,827,781	7.80%

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Name and Address	Number of Shares of Class	% of Class

AB Large Cap Growth Fund 8000 IH 10 West, Floor 4 San Antonio, TX 78230-3862	911,928,327	12.14%

AB Select US Equity Long/Short Holdings STIF-GOVT 1345 Avenue of the Americas New York, NY 10105-0302	399,881,398	5.32%

AXA Equitable Holdings Inc. Treasury Operations 8501 IBM Dr. Charlotte, NC 28262-4333	966,672,646	12.87%

AXA Equitable Life Insurance – Super Treasury Operations 8501 IBM Dr. Charlotte, NC 28262-4333	424,300,100	5.65%

Sun America Volatility Overlay Management 1345 Avenue of the Americas New York, NY 10105-0302	413,439,813	5.50%

Advisor Class

Marjorie R. Calvert Washington, DC 20007-2968	1,231,155	8.64%

Mid Atlantic Trust Co. FBO Intercommunity Dialysis Services 401K 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	844,025	5.92%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,515,188	17.64%

Raymond James Omnibus For Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	2,469,344	17.32%

Class I

Danny Sebright FBO US – UAE Business Council 401(k) PR 2001 K Street, NW Washington, DC 20006-1037	737,686	6.86%

Matrix Trust Company Cust. FBO Phoenix Investment Adviser LLC Empl. 717 17th St., Ste 1300 Denver, CO 80202-3304	571,879	5.32%

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Name and Address	Number of Shares of Class	% of Class

Mid Atlantic Trust Co. FBO All-Rite Industries 401K Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	2,139,091	19.90%

Mid Atlantic Trust Co. FBO Building Diagnostics Inc. 401K Pro 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222-4228	730,102	6.79%

PAI Trust Company, Inc. Medlink Imaging LLC 401(K) P/S Plan 1300 Enterprise Dr. De Pere, WI 54115-4934	802,641	7.47%

State Street Bank & Trust as TTEE and/or Cust. FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	747,962	6.96%

Institutional Class

ACMC LLC Treasury Operations 7207 IBM Dr. Charlotte, NC 28262-4307	59,610,000	8.32%

AXA Distribution Holding Corporation Treasury Operations 7207 IBM Dr. Charlotte, NC 28262-4307	66,543,793	9.29%

AXA Distributors, LLC Treasury Operations 7207 IBM Dr. Charlotte, NC 28262-4307	37,946,207	5.30%

AXA Network LLC (3rd Party)
Treasury Operations 7207 IBM Dr. Charlotte, NC 28262-4307	50,910,552	7.11%

AXA Network LLC (Elas Agents)
Treasury Operations 7207 IBM Dr. Charlotte, NC 28262-4307	265,002,251	36.98%

County of Fairfax Virginia 12000 Government Center Parkway Fairfax, VA 22035-0002	125,547,462	17.52%

CS Life RE Company Treasury Operations 7207 IBM Dr. Charlotte, NC 28262-4307	46,282,606	6.46%

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Name and Address	Number of Shares of Class	% of Class

Class K

Great-West Trust Company LLC TTEE C Butler Waddell Interests Ltd. 401K 8515 E. Orchard Road, #2T2 Greenwood Village, CO 80111-5002	2,210,768	5.35%

Select Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct One Nashville Place 150 4th Ave. N., 21st Floor Nashville, TN 37219-2415	10,000	99.79%

Premium Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct One Nashville Place 150 4th Ave. N., 21st Floor Nashville, TN 37219-2415	10,000	99.79%

Investor Class

AllianceBernstein L.P. Attn: Brent Mather-Seed Acct One Nashville Place 150 4th Ave. N., 21st Floor Nashville, TN 37219-2415	10,000	99.79%

Class 1

Studio Investment Account Mark Grotjahn Studio, Inc. 1865 Blake Ave. Los Angeles, CA 90039-3806	60,326,070	6.76%

 Registrar, Transfer Agent and Dividend Disbursing Agent

ABIS, an indirect wholly-owned subsidiary of the Adviser, located at 8000 IH 10 W, 13th Floor, San Antonio, TX 78230, acts as the Fund’s registrar, transfer agent and dividend disbursing agent for (i) a fixed fee, in the case of Class AB and (ii) a percentage of net assets, in the case of the other classes of the Portfolio.

Custodian and Accounting Agent

State Street Bank and Trust Company (“State Street”), c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, acts as custodian and accounting agent for the securities and cash of the Portfolio but plays no part in deciding the purchase or sale of portfolio securities.

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Principal Underwriter

ABI, 1345 Avenue of the Americas, New York, NY 10105, an indirect wholly-owned subsidiary of the Adviser, serves as the Fund’s principal underwriter, and as such may solicit orders from the public to purchase shares of the Portfolio. ABI is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and ABI, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Legal Matters

The legality of the shares offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, NY 10036 has been appointed as the independent registered public accounting firm for the Fund.

Proxy Voting Records

Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund’s website at www.abfunds.com; or both; and (2) on the SEC’s website at www.sec.gov.

Additional Information

Shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

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FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements of the Fund for the fiscal year ended April 30, 2019 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the SEC on July 2, 2019. The report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.abfunds.com.

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